Exhibit 10.1

Dated 14 March 2007

THE COMPANIES

listed in Schedule 1

as joint and several Borrowers

THE BANKS AND FINANCIAL INSTITUTIONS

listed in Part A of Schedule 2

as Lenders

-and-

FORTIS BANK

(formerly called Fortis Bank N.V./S.A.)

as Mandated Lead Arranger

and Underwriter

-and-

THE GOVERNOR AND COMPANY OF THE

BANK OF SCOTLAND, BAYERISCHE HYPO-UND

VEREINSBANK AG and HSH NORDBANK AG

as Joint Lead Arrangers

-and-

NIBC BANK N.V.

as Co-Arranger

-and-

FORTIS BANK (NEDERLAND) N.V.

as Agent, Security Trustee and Sole Bookrunner

-and-

THE BANKS AND FINANCIAL INSTITUTIONS

listed in Part B of Schedule 2

as Swap Banks

SUPPLEMENTAL AGREEMENT

in relation to a Loan Agreement dated

19 July 2006 for a revolving credit facility of

(originally) up to US$735,000,000

CONSTANT & CONSTANT

2, Defteras Merarchias

185 35 Piraeus

Greece

INDEX

Clause		Page No.
1	DEFINITIONS	1

2	AGREEMENT OF THE CREDITOR PARTIES	3

3	CONDITIONS	3

4	AMENDMENTS TO LOAN AGREEMENT AND FINANCE DOCUMENTS	4

5	MINIMUM LIQUIDITY	8

6	CONTINUANCE OF LOAN AGREEMENT AND FINANCE DOCUMENTS	8

7	REPRESENTATIONS AND WARRANTIES	8

8	FURTHER ASSURANCES	9

9	FEES AND EXPENSES	9

10	COMMUNICATIONS	9

11	SUPPLEMENTAL	10

12	LAW AND JURISDICTION	10

SCHEDULE 1 BORROWERS		17

SCHEDULE 2 PART A LENDERS AND COMMITMENTS		18

SCHEDULE 2 PART B SWAP BANKS		19

SCHEDULE 3 SECURITY PARTY CONFIRMATION LETTER		20

THIS SUPPLEMENTAL AGREEMENT dated 14 March 2007 and made

BETWEEN:

(1)	THE COMPANIES listed in Schedule 1, as joint and several Borrowers;

(2)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Part A of Schedule 2, as Lenders;

(3)	FORTIS BANK (formerly called Fortis Bank N.V./S.A.) as Mandated Lead Arranger and Underwriter;

(4)	THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, BAYERISCHE HYPO - UND VEREINSBANK AG and HSH NORDBANK AG as Joint Lead Arrangers;

(5)	NIBC BANK N.V. as Co-Arranger;

(6)	FORTIS BANK (NEDERLAND) N.V., as Agent, Security Trustee and Sole Bookrunner; and

(7)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Part B of Schedule 2, as Swap Banks.

IS SUPPLEMENTAL to a Loan Agreement dated 19 July 2006 (the “Loan Agreement”) made between (i) the Borrowers as joint and several borrowers, (ii) the Lenders, (iii) the Mandated Lead Arranger and Underwriter, (iv) the Joint Lead Arrangers, (v) the Co-Arranger, (vi) the Agent, Security Trustee and Sole Bookrunner and (vii) the Swap Banks, pursuant to which the Lenders made available to the Borrowers a revolving credit facility of (originally) up to $735,000,000 upon the terms and for the purposes therein specified.

WHEREAS:

(A)	As at the date hereof, the Maximum Available Amount (as permanently reduced) under the Loan Agreement is $725,000,000 and the total amount in respect of principal outstanding under the Loan Agreement is $725,000,000.

(B)	The Borrowers have requested that the parties hereto give their consent to (inter alia) (i) an increase in the Maximum Available Amount to $865,000,000 and (ii) the rescheduling of the Permanent Commitment Reductions.

(C)	The parties hereto have agreed to give such consent on the terms and subject to the conditions herein set out.

NOW THEREFORE IT IS HEREBY AGREED

1	DEFINITIONS

1.1	Words and expressions defined in the Loan Agreement and the recitals hereto and not otherwise defined herein shall have the same meanings when used in this Supplemental Agreement.

1.2	In this Supplemental Agreement, unless the contrary intention appears:

“Delivered New Ships” means each of “GRAIN EXPRESS” (ex “BULK ONE”), “IRON KNIGHT” (ex “BULK TWO”), “GRAIN HARVESTER” (ex “BULK THREE”), “IRON BRADYN” (ex “BULK FOUR”), “IRON FUZEYYA” (ex “BULK FIVE”), “IRON KALYPSO” (ex “BULK SIX”), “ORE HANSA” (ex “BULK SEVEN”), “SANTA BARBARA” (ex “BULK EIGHT”), “IRON BILL” (ex “BULK NINE”), “IRON VASSILIS” (ex Hull No. 1374), “IRON ANNE” (ex Hull No. 1375), “PASCHA” (ex Hull No. 1394), “COAL GYPSY” (ex Hull No. 1357), “COAL HUNTER” (ex Hull No. 1358) and “IRON LINDREW” (ex Hull No. 1395);

“First Additional Ship” means the 177,000 dwt newbuilding capesize bulk carrier currently under construction at the Waiqaogiao shipyard in China with hull no. H1051, which is to be purchased by Iron Miner Shipco LLC pursuant to the First Additional Ship MOA and registered in its name under Marshall Islands flag;

“First Additional Ship Advance” means an Additional Ship Advance which is to be used to part finance the acquisition of the First Additional Ship by Iron Miner Shipco LLC;

“First Additional Ship Charter” means the time charterparty made or to be made between Iron Miner Shipco LLC as owner and Transfield Er Cape Ltd. as time charterer, for a period up until 31 December 2011 and at a gross rate of at least $40,000 per day;

“First Additional Ship MOA” means the memorandum of agreement dated 1 December 2006 (as amended) made between Bocimar International nv and Quintana Management LLC for the purchase of the First Additional Ship by Iron Miner Shipco LLC (as the nominee of Quintana Management LLC), the Acquisition Cost of which shall not exceed $92,500,000;

“Mortgage Addendum” means, in relation to each of the Existing Ships and the Delivered New Ships, the addendum to the first preferred Marshall Islands Mortgage over each such Ship, executed or to be executed by the relevant Existing Ship Owner or New Ship Owner (as the case may be) in favour of the Security Trustee, in such form as the Lenders may approve or require;

“Second Additional Ship” means the 1999 built 177,162 dwt capesize bulk carrier named “LOWLANDS BEILUN”, which is to be purchased by Lowlands Beilun Shipco LLC pursuant to the Second Additional Ship MOA and registered in its name under Malta flag;

“Second Additional Ship Advance” means an Additional Ship Advance which is to be used to part finance the acquisition of the Second Additional Ship by Lowlands Beilun Shipco LLC;

“Second Additional Ship Charter” means the time charterparty made or to be made between Lowlands Beilun Shipco LLC as owner and Cobelfret S.A. as time charterer, for a period up until 31 March 2009 and at a net rate of at least $36,000 per day;

“Second Additional Ship MOA” means the memorandum of agreement dated 22 January 2007 made between Cobelfret Bulk Carriers N.V. and the Holding Company for the purchase of the Second Additional Ship by Lowlands Beilun Shipco LLC (as the nominee of the Holding Company), the Acquisition Cost of which shall not exceed $73,000,000;

“Undelivered New Ships” means each of Hull No. 1396 (tbn “IRON BROOKE”) and Hull No. 1359 (tbn “IRON MANOLIS”).

1.3	Where the context so admits words importing the singular number only shall include the plural and vice versa and words importing persons shall include firms and corporations. Clause headings are inserted for convenience of reference only and shall be ignored in construing this Supplemental Agreement. References to Clauses are to clauses of this Supplemental Agreement save as may be otherwise expressly provided in this Supplemental Agreement.

2	AGREEMENT OF THE CREDITOR PARTIES

2.1	The Creditor Parties, relying upon each of the representations and warranties set out in Clauses 7.1 and 7.2 of this Supplemental Agreement, hereby agree with the Borrowers, subject to and upon the terms and conditions of this Supplemental Agreement and in particular, but without limitation, subject to and with effect from the fulfillment of the conditions precedent set out in Clause 3, to the amending, varying and supplementing of the Loan Agreement in accordance with the terms of Clause 4.1.

3	CONDITIONS

3.1	The agreement of the Creditor Parties contained in Clause 2.1 of this Supplemental Agreement shall be expressly subject to the condition that the Agent shall have received in form and substance satisfactory to the Agent and its legal advisers on or before the signature hereof:-

(a)	documents of the kind specified in Schedule 5, Part A, Paragraphs 3, 4 and 5 of the Loan Agreement (as amended and supplemented by this Supplemental Agreement, and updated with appropriate modifications to refer to this Agreement);

(b)	an original of this Supplemental Agreement, duly executed by the parties to it;

(c)	an original of each Mortgage Addendum, duly executed by the parties to it, together with evidence that each Mortgage Addendum has been duly registered against the relevant Ship at the Consulate of the Marshall Islands in Piraeus, in accordance with the laws of the Marshall Islands;

(d)	a duly executed confirmation from each Security Party in the form of Schedule 3 hereto, confirming that (notwithstanding the amendments made to the Loan Agreement pursuant to this Supplemental Agreement) the Finance Documents to which it is a party and its obligations thereunder remain valid and binding;

(e)	a favourable legal opinion from lawyers appointed by the Lenders on such matters concerning the laws of the Marshall Islands and such other relevant jurisdictions as the Lenders may require;

(f)	documentary evidence from the existing agent for service of process appointed on behalf of the Borrowers under the Loan Agreement confirming that their existing appointment covers service of process on behalf of the Borrowers under this Supplemental Agreement; and

(g)	a supplemental fee letter, in a form and substance satisfactory to the Agent.

4	AMENDMENTS TO LOAN AGREEMENT AND FINANCE DOCUMENTS

4.1	In consideration of the agreement of the Creditor Parties contained in Clause 2.1 of this Supplemental Agreement, the Borrowers hereby agree with the Creditor Parties that the provisions of the Loan Agreement shall, as of the date on which the conditions precedent set out in Clause 3 have been complied with to the satisfaction of the Agent, be varied and/or amended and/or supplemented as follows:-

(a)	by deleting Recital (A) thereof and replacing it with the following:

“(A)	The Lenders have agreed to make available to the Borrowers a revolving credit facility of up to US$865,000,000 as follows:

(i)	as to an amount of up to $90,000,000 to refinance the Existing Indebtedness secured on the Existing Ships and thereafter to finance part of the Acquisition Cost of the Additional Ships; and

(ii)	as to an amount of up to $775,000,000 to finance part of the Acquisition Cost of the New Ships and thereafter to finance part of the Acquisition Cost of the Additional Ships, and for general corporate and limited liability company purposes of the Borrowers”;

(b)	by adding in Clause 1.1 thereof each of the definitions in Clause 1.2 of this Supplemental Agreement;

(c)	by deleting the definition of Availability Period in Clause 1.1 thereof and replacing it with the following:

“ “Availability Period” means the period commencing on the date of this Agreement and ending on:

(a)	in the case of:

(i)	the Existing Ships Advance, 31 July 2006;

(ii)	a New Ship Advance, 30 June 2007;

(iii)	the First Additional Ship Advance, 31 May 2007;

(iv)	the Second Additional Ship Advance, 31 May 2007;

(v)	any other Additional Ship Advance and the Working Capital Advance, the date falling one month prior to the Final Maturity Date,

(or, in respect of any of the Advances referred to in this paragraph (a), such later date as the Agent may, with the authorisation of all the Lenders, agree with the Borrowers); or

(b)	if earlier, the date on which the Total Commitments are fully cancelled or terminated;”;

(d)	by deleting the definition of Charter in Clause 1.1 thereof and replacing it with the following:

“ “Charter” means:

(a)	in the case of each of the Existing Ships, the time charterparty thereof details of which are set out in Schedule 3, Part A;

(b)	in the case of “BULK THREE” (tbr “GRAIN HARVESTER”), the time charterparty dated 23 January 2004 and made between Metrostar (as agent for Excellence Shipping Corporation) as owner and the Charterer as time charterer, as novated in favour of Grain Harvester Shipco LLC as owner pursuant to the Charter Novation Agreement;

(c)	in the case of “BULK FOUR” (tbr “IRON BRADYN”), (i) the time charterparty dated 17 November 2004 and made between Metrostar (as agent for Conveyer Shipping Corporation) as owner and the Charterer as time charterer, as novated in favour of Iron Bradyn Shipco LLC as owner pursuant to the Charter Novation Agreement and (ii) after redelivery under such time charterparty, the Master Charter;

(d)	in the case of each of the New Ships (including “BULK FOUR”, after redelivery under its respective current time charterparty, but excluding “BULK THREE”), the Master Charter or, where the Master Charter is terminated for whatsoever reason prior to 31 December 2010, such time charterparty entered into with such charterer as shall be acceptable to the Majority Lenders in their sole discretion;

(e)	in the case of the First Additional Ship, the First Additional Ship Charter;

(f)	in the case of the Second Additional Ship, the Second Additional Ship Charter; and

(g)	after expiry of the First Additional Ship Charter and the Second Additional Ship Charter, and in the case of any other Additional Ship, such time charterparty as shall be entered into (prior to or upon delivery of the relevant Additional Ship) between the relevant Additional Ship Owner and any time charterer, or, in any other case, such other time charterparty or contract of affreightment or other contract of employment in respect of a Ship in excess of twelve (12) months duration;”;

(e)	by deleting the definition of Final Maturity Date in Clause 1.1 thereof and replacing it with the following:

“ “Final Maturity Date” means 1 July 2014;”;

(f)	by deleting the definition of Maximum Available Amount in Clause 1.1 thereof and replacing it with the following:

“ “Maximum Available Amount” means the amount of $865,000,000 (a) as the same shall be reduced by the Permanent Commitment Reductions set out in Clause 8.1 and/or made pursuant to Clause 8.8(i) and (b) as the same may be reduced by any voluntary cancellations pursuant to Clause 8.12;”;

(g)	by deleting Clause 4.2 thereof and replacing it with the following:

“4.2 Availability. The conditions referred to in Clause 4.1 are that:

(a)	a Drawdown Date has to be a Business Day during the Availability Period;

(b)	each Advance shall be made available in a single amount (other than the Working Capital Advance) and shall not exceed the Total Available Commitments at the time such Advance is made;

(c)	the Existing Ships Advance shall not exceed $90,000,000 (plus accrued interest and fees related thereto) and shall be applied in refinancing the Existing Indebtedness secured against the Existing Ships and thereafter in financing part of the Acquisition Cost of the Additional Ships;

(d)	each New Ship Advance shall be applied in financing part of the Acquisition Cost of the relevant New Ship, and shall not exceed 90% of the Fair Market Value of the New Ship whose purchase price is to be part-financed by that New Ship Advance (as determined in accordance with the valuations referred to in paragraph 11 of Schedule 5, Part B);

(e)	the aggregate of the New Ship Advances shall not exceed (i) 90% of the Acquisition Cost of the New Ships (other than the Undelivered New Ships) and (ii) 90% of the Acquisition Cost of the Undelivered New Ships, plus in each case any relevant fees and expenses incurred by the Borrowers in connection with this Agreement;

(f)	the Working Capital Advance outstanding at any time shall not exceed $20,000,000 and may be drawn from time to time (following drawdown of the Existing Ships Advance) for general corporate and limited liability company purposes of the Borrowers;

(g)	an Additional Ship Advance may only be drawn following re-financing of the Existing Indebtedness and delivery to the relevant New Ship Owner of each of the New Ships (other than the Undelivered New Ships);

(h)	subject always to the provisions of Clause 4.2(g), each Additional Ship Advance shall not exceed 75% of the Fair Market Value of the Additional Ship whose purchase price is to be part-financed by that Additional Ship Advance (as determined in accordance with the valuations referred to in paragraph 10 of Schedule 5, Part C);

(i)	subject always to the provisions of Clauses 4.2 (g) and (h), the First Additional Ship Advance shall not exceed the lower of (i) 50.8% of the Acquisition Cost of the First Additional Ship and (ii)$46,990,000 and the Second Additional Ship Advance shall not exceed the lower of (i) 90% of the Acquisition Cost of the Second Additional Ship and (ii)$65,700,000;

(j)	any amount undrawn in respect of the Working Capital Advance may be borrowed at a later date subject to the satisfaction of the other conditions of this Clause 4.2 and Clause 8.10; and

(k)	the aggregate of the Advances outstanding at any time shall not exceed the Total Commitments as at such time.”;

(h)	by deleting Clauses 8.1 and 8.2 thereof and replacing them with the following:

“8.1

Amount of Permanent Commitment Reductions. The Total Available Commitments shall be permanently reduced by twenty nine (29) consecutive quarterly Permanent Commitment Reductions, the first two (2) of which reductions shall be in the amount of $14,500,000 each, the next four (4) of which reductions shall be in the amount of $18,000,000 each and the final twenty three

(23) of which reductions shall be in the amount of $15,000,000 each, together with a balloon reduction (the “Balloon Reduction”) equal to the lesser of (i) $419,000,000 and (ii) the Commitments remaining following the occurrence of the twenty ninth (29th) and final such reduction. All Permanent Commitment Reductions shall be applied against the Commitments of each Lender pro rata.

8.2	Permanent Commitment Reduction Dates. The first Permanent Commitment Reduction shall occur no later than 1 July 2007 and the last Permanent Commitment Reduction, together with the Balloon Reduction, shall occur on the Final Maturity Date.”;

(i)	by deleting the words “paragraph (e)” in Clause 14.12 (c) and replacing them with the words “paragraph (g)”;

(j)	by deleting Schedule 2 Part A and replacing it with Schedule 2 as attached to this Supplemental Agreement; and

(k)	by construing all references therein to “this Agreement” where the context admits as being references to “this Agreement as the same is amended and supplemented by this Supplemental Agreement and as the same may from time to time be further supplemented and/or amended”.

4.2	In consideration of the agreement of the Creditor Parties contained in Clause 2.1 of this Supplemental Agreement, the Borrowers hereby agree with the Creditor Parties that the provisions of the Finance Documents shall, as of the date on which the conditions precedent set out in Clause 3 have been complied with to the satisfaction of the Agent, be varied and/or amended and/or supplemented as follows:

(a)	the definition of, and references throughout each of the Finance Documents to, the Loan Agreement and any of the other Finance Documents shall be construed as if the same referred to the Loan Agreement and those Finance Documents as amended and supplemented by this Supplemental Agreement;

(b)	by construing all references throughout the Finance Documents to “up to US$735,000,000” as references to “up to US$865,000,000”;

(c)	by construing references throughout each of the Finance Documents to “this Agreement”, “this Deed”, “hereunder” and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Supplemental Agreement.

4.3	In accordance with the provisions of the Loan Agreement, the Borrowers have requested that the Second Additional Ship be registered under Malta flag and be subject to a first priority statutory Malta Mortgage and Deed of Covenants in favour of the Security Trustee, and the Creditor Parties hereby consent to the same (subject always to the terms and conditions of this Agreement) and confirm that Malta shall be deemed to be an Approved Flag and an Approved Flag State with respect to the Second Additional Ship. Notwithstanding the foregoing, at any time after the Second Additional Ship is acquired by Lowlands Beilun Shipco LLC and registered in its ownership under Malta flag, the Borrowers may instead register the Second Additional Ship under Marshall Islands flag (subject to payment of all fees and expenses in relation to any such re-flagging).

4.4	For the avoidance of doubt, it is agreed that (subject to and upon the terms and conditions of this Supplemental Agreement) the First Additional Ship and the Second Additional

Ship shall each be deemed to satisfy the Additional Ship Requirements (notwithstanding that the Second Additional Ship may be more than eight (8) years old at the time of acquisition thereof by Lowlands Beilun Shipco LLC).

5	MINIMUM LIQUIDITY

5.1	The Creditor Parties agree that, as of the date on which the conditions precedent set out in Clause 3 have been complied with to the satisfaction of the Agent, the minimum liquidity provisions of Clause 11.19 of the Loan Agreement shall be waived until 31 December 2007.

6	CONTINUANCE OF LOAN AGREEMENT AND FINANCE DOCUMENTS

6.1	Save for the alterations to the Loan Agreement made or to be made pursuant to this Supplemental Agreement and such further modifications (if any) thereto as may be necessary to make the same consistent with the terms of this Supplemental Agreement, the Loan Agreement shall remain in full force and effect.

6.2	The Finance Documents shall continue and remain valid and enforceable and in full force and effect, as amended by:

(a)	the amendments thereto contained or referred to in Clauses 4.1 and 4.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Supplemental Agreement.

7	REPRESENTATIONS AND WARRANTIES

7.1	Each Borrower hereby jointly and severally represents and warrants to each of the Creditor Parties, as at the date of this Supplemental Agreement, that the representations and warranties set forth in Clause 10 of the Loan Agreement and in each of the other Finance Documents to which it is a party (in each case updated mutatis mutandis to the date of this Supplemental Agreement) are true and correct as if all references therein to “this Agreement” were references to the Loan Agreement as amended by this Supplemental Agreement.

7.2	Each Borrower hereby further jointly and severally represents and warrants to each of the Creditor Parties that as at the date of this Supplemental Agreement:-

(a)	each Borrower has full power to enter into and perform its obligations under this Supplemental Agreement;

(b)	all necessary governmental or other official consents, authorisations, approvals, licences, consents or waivers for the execution, delivery, performance, validity and/or enforceability of this Supplemental Agreement and all other documents to be executed in connection with the amendments to the Loan Agreement as contemplated hereby have been obtained and will be maintained in full force and effect throughout the Security Period;

(c)	each Borrower has taken all necessary corporate or (as the case may be) limited liability company and other action to authorise the execution, delivery and performance of its obligations under this Supplemental Agreement and such other documents to which it is a party and such documents do or will upon execution thereof constitute the valid and binding obligations of each Borrower enforceable in accordance with their respective terms; and

(d)	the execution, delivery and performance of this Supplemental Agreement and all such other documents as contemplated hereby does not and will not during the Security Period constitute a breach of any contractual restriction or any existing applicable law, regulation, consent or authorisation binding on any Borrower or on any of its property or assets and will not result in the creation or imposition of any security interest, lien, charge or encumbrance (other than under the Finance Documents) on any of such property or assets.

8	FURTHER ASSURANCES

8.1	The Borrowers shall, and shall procure that any other party to any Finance Document shall:

(a)	execute and deliver to the Lenders (or as they may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the laws of England or such other country as the Lender may, in any particular case, specify;

(b)	effect any registration or notarisation or legalisation, give any notice or take any other step,

which the Lenders may, by notice to the Borrowers or other party, specify for any of the purposes described in Clause 8.2.

8.2	Those purposes are:

(a)	validly and effectively to create any Security Interest or right of any kind which the Lenders intended should be created by or pursuant to the Loan Agreement or any other Finance Document, each as amended and supplemented by this Agreement; and

(b)	implementing the terms and provisions of this Agreement.

8.3	The Lenders may specify the terms of any document to be executed by a Borrower or any other party under Clause 8.1, which terms shall be to give effect to the purposes set forth in Clause 8.2.

8.4	Each Borrower or any other party shall comply with a notice under Clause 8.1 by the date specified in the notice.

9	FEES AND EXPENSES

9.1	The provisions of clause 20 (Fees and Expenses) of the Loan Agreement, as amended and supplemented by this Supplemental Agreement, shall apply to this Supplemental Agreement as if they were expressly incorporated in this Supplemental Agreement with any necessary modifications.

10	COMMUNICATIONS

10.1	General. The provisions of clause 28 (Notices) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Supplemental Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

11	SUPPLEMENTAL

11.1	Counterparts. This Supplemental Agreement may be executed in any number of counterparts.

11.2	Third party rights. A person who is not a party to this Supplemental Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Supplemental Agreement.

12	LAW AND JURISDICTION

12.1	Governing law. This Supplemental Agreement shall be governed by and construed in accordance with English law.

12.2	Incorporation of the Loan Agreement provisions. The provisions of clause 31 (Law and Jurisdiction) of the Loan Agreement, as amended and supplemented by this Supplemental Agreement, shall apply to this Supplemental Agreement as if they were expressly incorporated in this Supplemental Agreement with any necessary modifications.

IN WITNESS WHEREOF the parties hereto have caused this Supplemental Agreement to be duly executed the day and year first above written.

BORROWERS

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
FEARLESS SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
KING COAL SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
COAL GLORY SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
COAL AGE SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
IRON MAN SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
BARBARA SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
COAL PRIDE SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
LINDA LEAH SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
IRON BEAUTY SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
KIRMAR SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
GRAIN EXPRESS SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
IRON KNIGHT SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
GRAIN HARVESTER SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
IRON BRADYN SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
IRON FUZEYYA SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
IRON KALYPSO SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
ORE HANSA SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
SANTA BARBARA SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
IRON BILL SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
IRON VASSILIS SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
IRON ANNE SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
PASCHA SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
IRON LINDREW SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
COAL GYPSY SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
COAL HUNTER SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
IRON BROOKE SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
IRON MANOLIS SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
LOWLANDS BEILUN SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
IRON ENDURANCE SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
IRON MINER SHIPCO LLC	)

SIGNED by Effie Paraskevopoulou	)
for and on behalf of	)	/s/ Effie Paraskevopoulou
QUINTANA MARITIME LIMITED	)

LENDERS

SIGNED by George Arcadis/ Prodromos	)	/s/ George Arcadis
for and on behalf of Papatheodorou	)	/s/ Prodromos Papatheodorou
FORTIS BANK	)
(formerly called Fortis Bank N.V./S.A.))

SIGNED by Jeremy M. Watson	)
for and on behalf of	)	/s/ Jeremy M. Watson
THE GOVERNOR AND COMPANY OF	)
THE BANK OF SCOTLAND	)

SIGNED by Jeremy M. Watson	)
for and on behalf of	)	/s/ Jeremy M. Watson
BAYERSICHE HYPO-UND	)
VEREINSBANK AG	)

SIGNED by Jeremy M. Watson	)
for and on behalf of	)	/s/ Jeremy M. Watson
HSH NORDBANK AG	)

SIGNED by Jeremy M. Watson	)
for and on behalf of	)	/s/ Jeremy M. Watson
NIBC BANK N.V.	)
)

SIGNED by Jeremy M. Watson	)
for and on behalf of	)	/s/ Jeremy M. Watson
NORDDEUTSCHE LANDESBANK	)
GIROZENTRALE	)

SIGNED by Jeremy M. Watson	)
for and on behalf of	)	/s/ Jeremy M. Watson
KfW	)

SIGNED by Takis Constantaras	)
for and on behalf of	)	/s/ Takis Constantaras
CITIBANK INTERNATIONAL plc	)

SIGNED by Jeremy M. Watson	)
for and on behalf of	)	/s/ Jeremy M. Watson
ALLIANCE & LEICESTER	)
COMMERCIAL FINANCE plc	)

SIGNED by Jeremy M. Watson	)
for and on behalf of	)	/s/ Jeremy M. Watson
LANDESBANK HESSEN—)
THURINGEN GIROZENTRALE	)

SIGNED by Jeremy M. Watson	)
for and on behalf of	)	/s/ Jeremy M. Watson
SUMITOMO MITSUI BANKING	)
CORPORATION	)

SIGNED by Jeremy M. Watson	)
for and on behalf of	)	/s/ Jeremy M. Watson
NATIXIS	)
(formerly called Natexis Banques Populaires))

SIGNED by Jeremy M. Watson	)
for and on behalf of	)	/s/ Jeremy M. Watson
BANK OF AMERICA, N.A	)

MANDATED LEAD ARRANGER/UNDERWRITER

SIGNED by George Arcadis/ Prodromos	)	/s/ George Arcadis
for and on behalf of Papatheodorou	)	/s/ Prodromos Papatheodorou
FORTIS BANK	)
(formerly called Fortis Bank N.V./S.A.))

JOINT LEAD ARRANGERS

SIGNED by Jeremy M. Watson	)
For and on behalf of	)	/s/ Jeremy M. Watson
THE GOVERNOR AND COMPANY OF	)
THE BANK OF SCOTLAND	)

SIGNED by Jeremy M. Watson	)
for and on behalf of	)	/s/ Jeremy M. Watson
BAYERISCHE HYPO-UND	)
VEREINSBANK AG	)

SIGNED by Jeremy M. Watson	)
for and on behalf of	)	/s/ Jeremy M. Watson
HSH NORDBANK AG	)

CO-ARRANGER

SIGNED by Jeremy M. Watson	)
for and on behalf of	)
NIBC BANK N.V.	)	/s/ Jeremy M. Watson

AGENT/SECURITY TRUSTEE/SOLE BOOKRUNNER

SIGNED by Jeremy M. Watson	)
for and on behalf of	)	/s/ Jeremy M. Watson
FORTIS BANK (NEDERLAND) N.V.	)

SWAP BANKS

SIGNED by Jeremy M. Watson	)
for and on behalf of	)	/s/ Jeremy M. Watson
FORTIS BANK (NEDERLAND) N.V.	)

Witness to all the	)	/s/ Stelios Andriatis
above signatures	)

Name:	Stelios Andriatis
Address:	Constant & Constant 2, II Merarchias str. Piraeus 185 35, Greece

SCHEDULE 1

BORROWERS

Borrower	Country of Incorporation
Quintana Maritime Limited	Marshall Islands
Fearless Shipco LLC	Marshall Islands
King Coal Shipco LLC	Marshall Islands
Coal Glory Shipco LLC	Marshall Islands
Coal Age Shipco LLC	Marshall Islands
Iron Man Shipco LLC	Marshall Islands
Barbara Shipco LLC	Marshall Islands
Coal Pride Shipco LLC	Marshall Islands
Linda Leah Shipco LLC	Marshall Islands
Iron Beauty Shipco LLC	Marshall Islands
Kirmar Shipco LLC	Marshall Islands
Grain Express Shipco LLC	Marshall Islands
Iron Knight Shipco LLC	Marshall Islands
Grain Harvester Shipco LLC	Marshall Islands
Iron Bradyn Shipco LLC	Marshall Islands
Iron Fuzeyya Shipco LLC	Marshall Islands
Iron Kalypso Shipco LLC	Marshall Islands
Ore Hansa Shipco LLC	Marshall Islands
Santa Barbara Shipco LLC	Marshall Islands
Iron Bill Shipco LLC	Marshall Islands
Iron Vassilis Shipco LLC	Marshall Islands
Iron Anne Shipco LLC	Marshall Islands
Pascha Shipco LLC	Marshall Islands
Iron Lindrew Shipco LLC	Marshall Islands
Coal Gypsy Shipco LLC	Marshall Islands
Coal Hunter Shipco LLC	Marshall Islands
Iron Brooke Shipco LLC	Marshall Islands
Iron Manolis Shipco LLC	Marshall Islands
Lowlands Beilun Shipco LLC	Marshall Islands
Iron Endurance Shipco LLC	Marshall Islands
Iron Miner Shipco LLC	Marshall Islands

SCHEDULE 2

PART A

LENDERS AND COMMITMENTS

Lender	Lending Office	Commitment (US Dollars)
Fortis Bank (formerly called Fortis Bank N.V./S.A.)	166 Syngrou Avenue 176 71 Athens, Greece	98,295,454.54

The Governor and Company of the Bank of Scotland	2nd Floor, Pentland House, 8 Lochside Avenue, Edinburgh EH12 9D5, Scotland	98,295,454.54

Bayerische Hypo-Und Vereinsbank AG	7 Heraklitou Street GR 106-73, Athens, Greece	98,295,454.54

HSH Nordbank AG	Gerhart-Hauptmann -Platz 50 D-20095, Hamburg, Germany	107,227,272.74

NIBC Bank N.V.	Carnegieplein 4, 2517 KJ The Hague, The Netherlands	63,892,045.46

Norddeutsche Landesbank Girozentrale	Friedrichswall 10, 30159, Hannover, Germany	73,721,590.90

KfW	Palmengartenstr. 5-9, 60325, Frankfurt am Main, Germany	61,789,772.72

Citibank International plc	8 Othonos, 10557, Athens, Greece	73,721,590.90

Alliance & Leicester Commercial Finance plc	120 New Cavendish Street, London, W1W 6XX, England	49,147,727.28

Landesbank Hessen—Thuringen Girozentrale	Main Tower Neue Mainzer Strasse 52-58 60311 Frankfurt am Main Germany	42,318,181.82

Sumitomo Mitsui Banking Corporation	Avenue des Arts 58, Box 18, 1000 Brussels, Belgium	39,318,181.82

Natixis (formerly called Natexis Banques Populaires)	45, Rue St. Dominique, 75007 Paris, France	39,318,181.82

Bank of America, N.A.	100 Federal Street, MA5-100-09-07 Boston, MA, USA 02110	19,659,090.90

PART B

SWAP BANKS

Fortis Bank (Nederland) N.V.	Coolsingel 93 3012 AE Rotterdam The Netherlands

SCHEDULE 3

SECURITY PARTY CONFIRMATION LETTER

COUNTERSIGNED this day      of              2007 by each of the following parties which, by its execution hereof confirms and acknowledges that it has read and understood the terms and conditions of the above Supplemental Agreement, that it agrees in all respects to the same and that the Finance Documents to which it is a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrowers under the Loan Agreement, as amended by the above Supplemental Agreement, and each of them hereby reaffirms the Finance Documents to which it is a party as the same are amended by the above Supplemental Agreement.

/s/ QUINTANA MANAGEMENT LLC
For and on behalf of
QUINTANA MANAGEMENT LLC